SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OF 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 9, 2005

CALI HOLDINGS INC.
Exact Name of Registrant Specified in Charter

Utah	333-74970	30-0123229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7658 Municipal Dr. Orlando, Florida 32819
(Address of Principal Executive Offices) (Zip Code)

(407)-649-8325
Registrant’s telephone number, including area code:

TS&B Holdings Inc.
7380 Sand Lake Rd., Orlando Florida, 32819
(Former Name or Former Address, if Changed Since Last Report)

Item 5.02 Departures of Directors and principal officers.

Company announces resignation of James V. Sadrianna as a director and CFO.

      SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/ Charles Giannetto
Charles Giannetto
Corporate Secretary
May 9, 2005

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
99	Sadrianna resignation